Exhibit 10.4

FOURTH AMENDMENT TO WAREHOUSING

CREDIT AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of June 13, 2013, by and among WALKER & DUNLOP, LLC (the “Borrower”), BANK OF AMERICA, N.A., as credit agent (the “Credit Agent”), and the lenders party hereto (the “Lenders”).

R E C I T A L S

The Borrower, the Credit Agent, and the Lenders are parties to, among other documents, instruments, and agreements, that certain Warehousing Credit and Security Agreement dated as of September 4, 2012 (as amended, supplemented, or otherwise modified to the date hereof, the “Loan Agreement”).

Capitalized terms used in this Amendment without definition have the meanings specified therefor in the Loan Agreement.

The Borrower, the Credit Agent and the Lenders desire to further amend the Loan Agreement on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendment.  Effective on the Effective Date (as hereafter defined), the Loan Agreement is hereby amended by deleting in its entirety the definition of the term Applicable Margin where it appears in Section 13.1, and replacing it with the following, with retroactive effect to, and including,  June 1, 2013:

“Applicable Margin” means 1.5%.

2.                                      Acknowledgments by Borrower.  The Borrower acknowledges, confirms and agrees that:

(a)                                 This Amendment is a Loan Document.  From and after the Effective Date, all references to the Loan Agreement in any Loan Document shall be to the Loan Agreement as amended by this Amendment and as it from time to time hereafter may be amended, supplemented, restated, or otherwise modified.

(b)                                 Except as provided herein, the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect, and the Borrower hereby (x) ratifies, confirms and reaffirms all and singular of the terms and conditions of the Loan Agreement and the other Loan Documents, and (y) represents and warrants that:

(i)                                     No Default or Event of Default exists as of the date the Borrower executes this Amendment, nor will a Default or Event of Default exist as of the Effective Date.

(ii)                                  The representations and warranties made by the Borrower in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof, and will be true and correct as of the Effective Date, except as to (A) matters which speak to a specific date, and (B) changes in the ordinary course to the extent permitted and contemplated by the Loan Agreement.

(iii)                               The Borrower has the power and authority and legal right to execute, deliver and perform this Amendment, has taken all necessary action to authorize the execution, delivery, and performance of this Amendment, and the person executing and delivering this Amendment on behalf of the Borrower is and will be duly authorized to do so.

(iv)                              This Amendment has been duly executed and delivered by the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c)                                  The Borrower shall promptly pay upon receipt of an invoice or statement therefor the reasonable attorneys’ fees and expenses and disbursements incurred by the Credit Agent and the Lenders in connection with this Amendment and any prior matters involving the Loan.

(d)                                 The Borrower does not have any offsets, defenses, claims, counterclaims or causes of action of any kind or nature against the Credit Agent or any Lender with respect to any of its liabilities and obligations to the Credit Agent or any Lender, and, in any event, the Borrower specifically waives, releases, and forever relinquishes all claims, demands, obligations, liabilities, and causes of action of whatever kind or nature, whether known or unknown, which it has or may have, from the beginning of the world to both the date hereof and the Effective Date, against the Credit Agent, or any Lender or their respective current or former Affiliates, officers, directors, employees, agents, attorneys, independent contractors, and predecessors, together with their successors and assigns, directly or indirectly arising out of or based upon any matter related to the Loan, the Obligations, the Loan Agreement, any other Loan Documents, or the administration thereof.

3.                                      Conditions Precedent.  This Amendment shall be effective upon the satisfaction by the Borrower of, or written waiver by the Credit Agent and the Lenders of, the following conditions, and any other conditions set forth in this Amendment, by no later than 4:00 p.m. (Boston time) on the date of this Amendment, as such time and date may be extended in writing by the Credit Agent and the Lenders, in their sole discretion (with the date, if at all, by which such conditions have been satisfied or waived being referred to herein as, the “Effective Date”), failing which this Amendment and all related documents shall be null and void at the option of the Credit Agent and the Lenders:

(a)                                 Delivery by the Borrower to the Credit Agent and each Lender of the following:

(i)                                     This Amendment, duly executed by the Borrower, the Credit Agent and each Lender.

(ii)                                  Such certificates of resolutions or other actions, incumbency certificates and/or other certificates of an authorized officer of the Borrower as the Credit Agent may require evidencing (A) the authority of the Borrower to enter into this Amendment and any other documents to be executed and delivered in connection herewith, and (B) the identity, authority and capacity of each officer of the Borrower authorized to act on its behalf in connection with this Amendment and the other Loan Documents.

(iii)                               Such other documents as the Credit Agent or any Lender reasonably may require, duly executed and delivered.

(b)                                 No Default or Event of Default shall have occurred and be continuing, or will be caused by or result from the Borrower’s execution and delivery of this Amendment and the documents, instruments, and agreements related hereto, or the performance by the Borrower of its obligations thereunder.

(c)                                  The representations and warranties of the Borrower contained in this Amendment or in any document, instrument, or agreement delivered or to be delivered in connection with this Amendment (i) shall have been true and correct in all material respects on the date that such representations and warranties were made (except for those which expressly relate to an earlier date, which shall be true and correct as of such earlier date), and (ii) shall be true and correct in all material respects on the Effective Date as if made on and as of such date (except for those which expressly relate to an earlier date, which shall be true and correct as of such earlier date).

(d)                                 In addition to all other expense payment and reimbursement obligations of the Borrower under the Loan Agreement and other Loan Documents, the Borrower will, promptly following the receipt of an appropriate invoice therefor, pay or reimburse the Credit Agent and each Lender for all of their respective reasonable out of pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses and disbursements) incurred in connection with the preparation of this Amendment and any other documents in connection herewith and the matters addressed in and contemplated by, this Amendment.

4.                                      Miscellaneous.

(a)                                 This Amendment shall be governed in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to conflict of laws principles) as an instrument under seal.

(b)                                 This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  Signatures transmitted electronically (including by fax or e-mail) shall have the same legal effect as originals, but each party nevertheless shall deliver originally signed counterparts of this Amendment to each other party, upon request.

(c)                                  This Amendment constitutes the complete agreement among the Borrower, the Credit Agent, and the Lenders with respect to the subject matter of this Amendment and supersedes all prior agreements and understanding relating to the subject matter of this Amendment, and may not be modified, altered, or amended except in accordance with the Loan Agreement.

(d)                                 Time is of the essence with respect to all aspects of this Amendment.

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Executed as a sealed instrument as of the date first above written.

WALKER & DUNLOP, LLC

By	/s/ Stephen P. Theobald
Name:	Stephen P. Theobald
Title:	EVP, CFO & Treasurer

BANK OF AMERICA, N.A., as Credit Agent and a Lender

By	/s/ David M. Craig
Name:	David M. Craig
Title:	Senior Vice President

TD BANK, N.A., as a Lender

By	/s/ Richard F. Hay
Name:	Richard F. Hay
Title:	Vice President

[Signature page to Fourth Amendment to Warehousing Credit and Security Agreement]